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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (File No. 333-37279) and in the Registration Statements on Form S-8 (File Nos. 333-30197, 333-31439, 333-00142 and 333-00144) of Source Media, Inc. of our report dated October 1, 1997 relating to the financial statements of Voice News Network, Inc., which appears on page F-35 of this Form 8-K.


PRICE WATERHOUSE LLP

Chicago, Illinois
November 10, 1997